SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2018

No Borders, Inc.

 (Exact name of Company as specified in its charter)

Nevada	000-27323	88-0429812
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
18716 East Old Beau Trail Queen Creek, Arizona 85142
(Address of principal executive offices)
Phone: (760) 582-5115
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

No Borders, Inc.

Current Report

Form 8-K

Item 5.02 – Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On April 27, 2018, Ms. Cynthia Tanabe resigned as the Corporation’s Chief Financial Officer. Her resignation was not the result of any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.  Her resignation letter is attached as an exhibit as part of this Current Report on Form 8-K.

On April 27, 2018, Mr. Michael Handelman was appointed as the Corporation’s Chief Financial Officer.

The following sets forth biographical information for Mr. Handelman:

Michael D. Handelman, Age 41, In 2015, Mr. Handelman, founded the M Handelman Group, an accounting and business advisory services firm, headquartered in Westlake Village, Ca. Mr. Handelman has previously served as the Chief Financial Officer of Lion Biotechnologies a public company engaged in the research, development and commercialization of autologous cellular immunotherapies optimizing personalized, tumor-directed Tumor Infiltrating Lymphocytes (TIL) from February 2011 until June 2015. Prior to that position Mr. Handelman, served as Chief Financial Officer and as a financial management consultant of Oxis International, Inc., a public company engaged in the research, development and commercialization of nutraceutical products, from August 2009 until October 2011. From November 2004 to July 2009, Mr. Handelman served as Chief Financial Officer and Chief Operating Officer of TechnoConcepts, Inc., formerly a public company engaged in designing, developing, manufacturing and marketing wireless communications semiconductors, or microchips. Prior thereto, Mr. Handelman served from October 2002 to October 2004 as Chief Financial Officer of Interglobal Waste Management, Inc., a manufacturing company, and from July 1996 to July 1999 as Vice President and Chief Financial Officer of Janex International, Inc., a children’s toy manufacturer. Mr. Handelman, was also the Chief Financial Officer from 1993 to 1996 of the Los Angeles Kings, a National Hockey League franchise. Mr. Handelman, is a certified public accountant and holds a degree in accounting from the City University of New York. The Corporation is excited to be able bring someone with Mr. Handelman’s extensive public financial officer experience to be an Officer of our Corporation.

ITEM 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit 17.1	Letter of Resignation from Ms. Cynthia Tanabe, dated April 27, 2018.	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

No Borders, Inc. Date: April 30, 2018 By: /s/ Joseph Snyder Joseph Snyder Chief Executive Officer

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